Exhibit 10.59

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT FEDEX TREATS AS PRIVATE OR CONFIDENTIAL.

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-LKJ-0696R6

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38118

Subject:	[*]

Reference:	Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

All terms used but not defined in this letter agreement (Letter Agreement) have the same meaning as in the Purchase Agreement. Other than as provided in this Letter Agreement all terms and conditions of the Purchase Agreement are hereby ratified and confirmed.

1. [*]

2. Customer understands that Boeing considers certain commercial and financial information contained in this offer as confidential. Customer agrees that it will treat this offer and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this offer or any information contained herein to any other person or entity without the written consent of Boeing.

Please sign and return this offer on or before January 22, 2015.

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

6-1162-LKJ-0696R6
January 22, 2015
[*]		Page 1

BOEING PROPRIETARY

AGREED AND ACCEPTED this

1/22/2015
Date

THE BOEING COMPANY	FEDERAL EXPRESS CORPORATION

/s/ L. Kirsten Jensen	/s/ George Silverman
Signature	Signature

L. Kirsten Jensen	George Silverman
Printed name	Printed name

Attorney-in-Fact	Vice President Materiel Management
Title	Title

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B767F aircraft manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.

6-1162-LKJ-0696R6
January 22, 2015
[*]		Page 2

BOEING PROPRIETARY